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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statement
No. 333-67956 on Form S-8 of EvergreenBancorp, Inc. of our report dated March 9, 2005 appearing in this Annual Report on Form 10-K of EvergreenBancorp, Inc. for the year ended December 31, 2004.


                                       /s/ Crowe Chizek and Company LLC
                                       ---------------------------------
                                       Crowe Chizek and Company LLC


Oak Brook, Illinois
March 28, 2005